                                   GUARANTY

          This guaranty ("Guaranty"), dated as of May 12, 2000, is executed by Darioush Khaledi and Shahpar Khaledi, husband and wife, Darioush Khaledi, as trustee of the Khaledi Family Trust under declaration of Trust dated May 17, 1995, K.V. Property Company, a Californi general partnership and Parviz Vazin and Vida Vazin, husband and wife (collectively, "Guarantors"), in favor of Unified Western Grocers, Inc., a California corporation ("Lender"), in order to induce Lender to make a loan or loans (the "Loan") to K.V. Mart Co., a California corporation ("Borrower"), pursuant to that certain Term Loan Agreement between Lender and Borrower, dated as of even date herewith (the "Loan Agreement"), to be evidenced by a Promissory Note (the "Note") in the original principal amount of $7,000,000. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

     1.   Guaranty of Indebtedness.  For valuable consideration, receipt of
          ------------------------
which is hereby acknowledged, each Guarantor jointly, severally, irrevocably and unconditionally guarantees and promises to pay to Lender, or order, on demand in lawful money of the United States of America, any and all Indebtedness of Borrower to Lender arising from or in connection with the Loan Agreement and all other Loan Documents. The word "Indebtedness" is used herein in its most comprehensive sense and includes (a) the indebtedness evidenced by the Note; (b) any and all existing and future obligations of Borrower to Lender under the Loan Documents and any and all other existing and future obligations and liabilities of Borrower made, incurred or created in connection with the transaction to which the Loan Documents relate, whether due or not due, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, whether Borrower may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become invalid or otherwise unenforceable; (c) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including without limitation amendments, modifications, renewals or extensions which are evidenced by a new or additional instrument, document or agreement or which change the rate of interest on any such indebtedness; and (d) any and all interest that accrues on all or any part of such indebtedness after the filing of any petition or pleading by or against Borrower or any other Person for a proceeding under any chapter or provision of any present or future federal bankruptcy legislation or amendments thereto.

     2.   Independent Obligations.  The obligations of each Guarantor hereunder
          -----------------------
are independent of the obligations of Borrower, any other guarantor or any other Person, and Lender may enforce any of its rights hereunder independently of any other right or remedy that Lender may at any time hold with respect to the Indebtedness or any security or other guaranty therefor. Without limiting the generality of the foregoing, Lender may bring a separate action against any Guarantor without first proceeding against Borrower, any other guarantor or any other Person, or any security held by Lender, and regardless of whether Borrower or any other guarantor or any other Person is joined in any such action. The liability of each Guarantor hereunder shall at all times remain effective with respect to the full amount of the Indebtedness notwithstanding any limitations on the liability of Borrower to Lender contained in the Loan Documents or elsewhere. Lender's rights hereunder shall not be exhausted by any action taken by Lender until all Indebtedness has been fully paid and performed. The liability of each Guarantor hereunder shall be reinstated and revived, and the rights of Lender shall continue, with respect to any amount at any time paid on account of the Indebtedness which shall thereafter be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Borrower, any other guarantor or any other Person, or otherwise, all as though such amount had not been paid.

     3.   Authority to Modify Indebtedness.  Each Guarantor authorizes Lender,
          --------------------------------
at any time and from time to time without notice and without affecting the liability of any Guarantor hereunder, to: (a) alter the terms of all or any part of the Indebtedness and any security and guaranties therefor, including without limitation modification of times for payment and rates of interest; (b) accept new or additional instruments, documents, agreements, security or guaranties in connection with all or any part of the Indebtedness; (c) accept partial payments on the Indebtedness; (d) waive, release, reconvey, terminate, abandon, subordinate, exchange, substitute, transfer, compound, compromise, liquidate and enforce all or any part of the Indebtedness and any security or guaranties therefor, and apply any such security and direct the order or manner of sale thereof (and bid and purchase at any such sale), as Lender in its discretion may determine; (e) release Borrower, any guarantor or any other Person from any personal liability with respect to all or any part of the Indebtedness; and (f) assign this Guaranty in whole or in part.

     4.   Waivers.  Each Guarantor hereby waives each of the following, to the
          -------
fullest extent allowed by law:

               (a) all statutes of limitations as a defense to any action brought by Lender against any Guarantor;

               (b)  any defense based upon:

                    (i) the unenforceability or invalidity of all or any part of the Indebtedness or any security or other guaranty for the Indebtedness or the lack of perfection or failure of priority of any security for the Indebtedness;

                    (ii) any act or omission of Lender or any other Person that directly or indirectly results in the discharge or release of Borrower or any other Person or any of the Indebtedness or any security therefor; or

                    (iii) any disability or any other defense of Borrower or any other Person with respect to the Indebtedness, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor-relief proceeding, or from any other cause;

               (c) any right (whether now or hereafter existing) to require Lender, as a condition to the enforcement of this Guaranty, to:

                    (i)   accelerate the Indebtedness;

                    (ii) give notice to any Guarantor of the terms, time and place of any public or private sale of any security for the Indebtedness; or

                    (iii) proceed against Borrower, any other guarantor or any other Person, or proceed against or exhaust any security for the Indebtedness.

               (d) any and all rights of subrogation, reimbursement, indemnity or contribution which any Guarantor may now or hereafter have against (i) Borrower, any other guarantor or any person who now or hereafter has direct or contingent liability (whether by contract, at law or in equity) for all or any portion of the Indebtedness, or (ii) any property which now or hereafter serves as collateral security for all or any portion of the Indebtedness (and each Guarantor further agrees that, if and to the extent that the waiver set forth in this subparagraph is ever held to be unenforceable, all such rights of subrogation, reimbursement, indemnity and contribution shall be junior and subordinate to the right of Lender to obtain payment and performance of the Indebtedness and to all rights of Lender in and to any property which now or hereafter serves as collateral security for all or any portion of the Indebtedness);

               (e) presentment, demand, protest and notice of any kind, including without limitation notices of default and notice of acceptance of this Guaranty;

               (f) all suretyship rights and defenses of every nature otherwise available under California law and the laws of any other state, including without limitation all rights and defenses arising under Sections 2787 through 2855, inclusive, of the California Civil Code and any successor provisions to those Sections; and

               (g) all other rights and defenses the assertion or exercise of which would in any way diminish the liability of any Guarantor hereunder.

     5.   Relationship of Parties.  Each Guarantor represents and warrants to
          -----------------------
Lender that: (a) each Guarantor has received copies of the Loan Agreement, the Note and the other Loan Documents and is familiar with and fully understands all of their terms and conditions; (b) Lender has not made any representations or warranties to any Guarantor regarding the creditworthiness of Borrower or the prospects of repayment from sources other than Borrower; (c) this Guaranty is executed at the request of Borrower; (d) each Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to the business of Borrower; and (e) each Guarantor assumes full responsibility for keeping fully informed with respect to the business, operation, condition and assets of Borrower. Each Guarantor hereby agrees that Lender shall have no duty to disclose or report to any Guarantor any information now or hereafter known to Lender relating to the business, operation, condition or assets of Borrower. Lender shall have no duty to inquire into the authority or powers of Borrower or any officer, employee or agent of Borrower with regard to any Indebtedness, and all Indebtedness made or created in good faith reliance upon the professed exercise of any such authority or powers shall be guaranteed hereunder.

     6.   Subordination.  Until all of the Indebtedness has been paid in full,
          -------------
each Guarantor agrees that all existing and future debts, obligations and liabilities of Borrower to each Guarantor (hereinafter collectively referred to as "Subordinated Debt") shall be and hereby are expressly subordinated to the Indebtedness, and the payment thereof is expressly deferred in right of payment to the prior payment in full of the Indebtedness. For purposes of this Section 6, the Indebtedness shall not be deemed paid in full unless and until it has been paid in full in cash.

          6.1  Until the Indebtedness has been paid in full:

               (a) No Guarantor will (i) collect or receive any cash or non-cash payments on the Subordinated Debt, (ii) assert rights or declare a default under or enforce payment of the Subordinated Debt by legal proceedings or otherwise, or (iii) assign or transfer all or any part of the Subordinated Debt;

               (b) No Guarantor will permit Borrower to (i) pay to any Guarantor all or any part of the Subordinated Debt, (ii) transfer any property to any Guarantor in payment of or as security for the payment of all or any part of the Subordinated Debt, (iii) execute or deliver any instrument as evidence of all or any part of the Subordinated Debt, or (iv) establish any sinking fund, reserve, or like set aside of funds or other property for the redemption, retirement or repayment of all or any part of the Subordinated Debt; and

               (c) Without the prior written consent of Lender, no Guarantor will file any petition against Borrower under any chapter or provision of any present or future federal bankruptcy legislation, or amendments thereto, or any complaint, petition or other pleading against Borrower calling for its reorganization, liquidation, composition or receivership, or for other similar relief under federal or state law.

          6.2 Upon any distribution of assets of Borrower upon any dissolution, winding up, liquidation or reorganization of Borrower, whether in bankruptcy, insolvency, reorganization or receivership proceedings, or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of Borrower, or otherwise:

               (a) the holders of the Indebtedness shall be entitled to receive payment in full of the Indebtedness before any Guarantor is entitled to receive any payment on account of the Subordinated Debt;

               (b) any payment by, or distribution of assets of, Borrower of any kind or character, whether in cash, property or securities, to which any Guarantor would be entitled except for this subordination shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee, or otherwise, directly to the holders of the Indebtedness to be held as additional security for the Indebtedness in an interest bearing account until the Indebtedness has been paid in full; and

               (c) if, notwithstanding the foregoing, any payment by, or distribution of assets of, Borrower of any kind or character, whether in cash, property or securities, in respect of any Subordinated Debt shall be received by any Guarantor before the Indebtedness is paid in full, such payment or distribution shall be held in trust and immediately paid over in kind to the holders of the Indebtedness to be held as additional security for the Indebtedness in an interest bearing account until the Indebtedness has been paid in full.

          6.3 Each Guarantor authorizes and directs Borrower to take such action as may be necessary or appropriate to effectuate and maintain the subordination provided herein.

          6.4 No right of any holder of the Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of Borrower, Lender or any other Person or by any noncompliance by the Borrower, Lender or any other Person with the terms, provisions and covenants hereof or of the Loan Documents regardless of any knowledge thereof that any such holder of the Indebtedness may have or be otherwise charged with.

          6.5 Nothing express or implied herein shall give any Person other than Borrower, Lender and each Guarantor any benefit or any legal or equitable right, remedy or claim hereunder.

          6.6 If any Guarantor shall institute or participate in any suit, action or proceeding against Borrower in violation of the terms hereof, Borrower may interpose as a defense or dilatory plea this subordination, and the holders of the Indebtedness are irrevocably authorized to intervene and to interpose such defense or plea in their name or in Borrower's name.

     7.   Representations and Warranties.  Each Guarantor represents and
          ------------------------------
warrants to Lender, with respect to itself, that:

          7.1  Authority of Guarantors.  Each Guarantor has all requisite power
               -----------------------
and authority to conduct its business and to own and lease its properties.

          7.2  Execution, Delivery and Performance of Guaranty.  Each Guarantor
               -----------------------------------------------
has all requisite power and authority to execute, deliver, and perform all of its obligations under this Guaranty. The execution, delivery, and performance by each Guarantor of all of its obligations under this Guaranty have been duly authorized by all necessary action and do not and will not:

               (a) result in or require the creation or imposition of any lien, right of others, or other encumbrance of any nature (other than under this Guaranty and any related security documents) upon or with respect to any property now owned or leased or hereafter acquired by any Guarantor;

               (b) violate any provision of any law, regulation, judgment, decree or award presently in effect having applicability to any Guarantor;

               (c) result in a breach of, constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture, loan agreement, lease, or any other agreement or instrument, to which any Guarantor is a party or by which any Guarantor or any of its property is bound or affected;

               (d) require any consent or approval not heretofore obtained of any Person having any interest in any Guarantor; or

               (e) violate any provision of, or require any consent under, any partnership agreement, articles of incorporation, by-laws or any other governing document or charter applicable to any Guarantor or to any general partner of any Guarantor.

          7.3  Enforceability.  This Guaranty, when executed and delivered,
               --------------
shall constitute the valid and binding obligation of each Guarantor, enforceable in accordance with its terms.

          7.4  Financial and Other Information.  All financial information
               -------------------------------
furnished to Lender with respect to each Guarantor in connection with the Loan
(a) is complete and correct in all material respects; (b) accurately presents the financial condition of that Guarantor; and (c) has been prepared in accordance with generally accepted accounting principles consistently applied. All other reports, papers, data and information furnished to Lender with respect to each Guarantor in connection with the Loan are accurate and correct in all material respects and complete insofar as completeness is necessary to give Lender a true and accurate knowledge of their subject matter. Without limiting the generality of the foregoing, there has been no material adverse change in the condition, financial or otherwise, of any Guarantor since the date of the financial statements and other reports, papers, data and information furnished to Lender.

          7.5  Tax Liability.  Each Guarantor has filed all tax returns
               -------------
(federal, state and local) required to be filed and has paid all taxes shown thereon to be due and all property taxes due, including interest and penalties, if any. The charges, accruals and reserves on the books of each Guarantor in respect of taxes or other governmental charges are adequate.

          7.6  Compliance with Laws.  Each Guarantor has complied in all
               --------------------
material respects with all laws, regulations and requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, exemptions from, and has accomplished all filings or registrations or qualifications with, any court or governmental department, public body, authority, commission, board, bureau, agency or instrumentality, that may be necessary for the transaction of its business.

          7.7  Compliance With Agreements.  Each Guarantor has complied in all
               --------------------------
material respects with all indentures, loan agreements, leases and all other agreements and instruments to which such Guarantor is a party or by which such Guarantor or any of its property is bound or affected.

          7.8  Litigation.  There are no material actions, suits or proceedings
               ----------
pending or threatened against or affecting any Guarantor or any property of any Guarantor before any court or governmental department, public body or authority.

          7.9  No Default.  No Event of Default or condition, event, act or
               ----------
omission which, with the giving of notice or the passage of time, or both, would be an Event of Default, has occurred and is continuing.

     8.   Notice of Certain Events.  Each Guarantor shall give written notice to
          ------------------------
Lender promptly (in any event within five (5) days after such Guarantor learns of same) of any of the following:

               (a) the institution of any litigation or legal or administrative proceeding or investigation pending against or materially affecting such Guarantor, or any of such Guarantor's properties; and

               (b) the occurrence of any Event of Default or event or condition which, with the giving of notice or the passage of time, or both, would be an Event of Default.

     9.   Continuing Financial Reports.  Each Guarantor shall deliver to Lender,
          ----------------------------
promptly and in any event within thirty (30) days of filing the same with the Internal Revenue Service, a copy of each federal income tax return filed while this Guaranty remains in effect. In addition, each Guarantor shall deliver to Lender, on or before March 31 during each year in which this Guaranty remains in effect, a balance sheet for such Guarantor prepared by a certified public accountant which fairly presents the financial position of Guarantor as of December 31 of the prior year.

     10.  Deeds of Trust on Real Property.  In the event that all or any part of
          -------------------------------
the Indebtedness is at any time secured by a deed of trust or deeds of trust encumbering interests in real property, each Guarantor authorizes Lender, at its sole option, without notice or demand and without affecting the liability of any Guarantor hereunder, to foreclose any or all of such deeds of trust by judicial or nonjudicial sale. Each Guarantor expressly waives any defense to the recovery by Lender from such Guarantor of any deficiency after a nonjudicial sale, including without limitation any defense arising as a result of any election of remedies by Lender which limits or destroys any Guarantor's subrogation rights or any Guarantor's rights to proceed against Borrower for reimbursement (including without limitation any election by Lender to exercise its rights under the power of sale in any mortgage or deed of trust and any consequential loss by any Guarantor of the right to recover any deficiency from Borrower). Each Guarantor waives any defense or benefit that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of any other state, and all other suretyship defenses it would otherwise have under California law or the laws of any other state. Each Guarantor waives any right to receive notice of any judicial or nonjudicial sale or foreclosure of any real property, and the failure of any Guarantor to receive such notice shall not impair or affect that Guarantor's liability hereunder. Without limiting the generality of any of the foregoing:

          10.1 Each Guarantor waives all rights and defenses that such Guarantor may have because any Obligation guaranteed hereby is secured by real property. This means, among other things:

                    (1) Lender may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower (or by any other Person) with respect to any such guaranteed Obligation.

                    (2) If Lender forecloses on any real property collateral pledged by Borrower (or by any other Person) with respect to any such guaranteed Obligation:

                         (A) The amount of such Obligation may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                         (B) Lender may collect from any Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from Borrower (or from any other Person who pledged such collateral).

This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because any Obligation that is guaranteed hereby is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

          10.2 Each Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Pursuant to Section 580a of the California Code of Civil Procedure, each Guarantor, after a nonjudicial sale under any deed of trust under which Borrower is the trustor and which secures obligations guarantied hereby), may have the right to limit Lender's recovery against such Guarantor under this Guaranty to the lesser of: (i) the difference between the Obligations due at the time of such foreclosure sale and the fair market value of the real property sold at the foreclosure sale, with interest thereon from the date of the sale, or (ii) the difference between the Obligations and the sale price of such real property at such sale, exclusive of interest after the date of the sale. Each Guarantor hereby waives such right and the comparable right under Section 726b of the California Code of Civil Procedure and agrees that, in the event of a foreclosure sale under any deed of trust under which Borrower is the trustor and which secures obligations guarantied hereby, whether judicial or nonjudicial, the Obligations shall be reduced only by the amount credit bid by Lender or actually received by Lender through a third party bid at such sale, whether or not such sale is deemed to be commercially reasonable, and not by the fair value (as referred to in Section 726b) or the fair market value (as referred to in Section 580a) of the property sold at that sale or any other amounts that Lender may be deemed under law to have received.

     11.  Security Interest in Deposits, Etc.  Each Guarantor hereby assigns to
          ----------------------------------
Lender, as security for that Guarantor's obligations hereunder, all moneys, securities and other property of that Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise (collectively, the "Collateral"); and every such right to or relating to the Collateral may be exercised without demand upon or notice to any Guarantor. No right to or relating to the Collateral shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right or by any delay in doing so, and every such right shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

     12.  Reasonableness and Effect of Waivers.  Each Guarantor warrants and
          ------------------------------------
agrees that each of the waivers set forth in this Guaranty is made with full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

     13.  Cumulative Remedies; No Waiver.  The rights, powers and remedies of
          ------------------------------
Lender hereunder are cumulative and not exclusive of any other right, power or remedy which Lender would otherwise have. No failure or delay on the part of Lender in exercising any such right, power or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under the other Loan Documents.

     14.  Costs and Expenses of Enforcement.  Each Guarantor agrees to pay to
          ---------------------------------
Lender, on demand, all costs and expenses, including attorneys' fees, incurred by Lender in exercising any right, power or remedy conferred by this Guaranty, or in the enforcement of this Guaranty, whether or not any action is filed in connection therewith. Until paid to Lender, such amounts shall bear interest, commencing with Lender's demand therefor, at the default rate of interest set forth in the Note or, if there is no such default rate, at the rate of interest set forth in the Note.

     15.  Notices.  Any notice or demand which is required or permitted to be
          -------
given or served upon any Guarantor hereunder shall be deemed so given or served if personally delivered or if sent by certified or registered United States mail, postage prepaid, with return receipt requested. If mailed, any such notice or demand shall be effective upon the earlier of (a) 3 business days after mailing, or (b) actual receipt as evidenced by the return receipt, and shall be addressed as follows:

                    Darioush Khaledi and Shahpar Khaledi
                    c/o K.V. Mart Co.
                    1245 East Watson Center Road
                    Carson, California 90745-4207
                    Attention: Mr. Darioush Khaledi

                    Darioush Khaledi, as trustee of the Khaledi Family Trust c/o K.V. Mart Co.
                    1245 East Watson Center Road

                    Carson, California 90745-4207
                    Attention: Mr. Darioush Khaledi

                    K.V. Property Company
                    c/o K.V. Mart Co.
                    1245 East Watson Center Road
                    Carson, California 90745-4207
                    Attention: Mr. Darioush Khaledi

                    Parviz Vazin and Vida Vazin
                    c/o K.V. Mart Co.
                    1245 East Watson Center Road
                    Carson, California 90745-4207
                    Attention: Mr. Parviz Vazin

Any Guarantor may change its address for service of notice by giving written notice of such change to Lender. If mailed, such notice to Lender shall be effective only upon actual receipt and shall be addressed to Lender as follows:

                    Unified Western Grocers, Inc.
                    5200 Sheila Street
                    Commerce, CA 90040
                    Attention: Robert M. Ling, Jr.
                    Executive Vice President,
                    General Counsel and Secretary

                    With a copy to:

                    Sheppard, Mullin, Richter & Hampton LLP
                    333 South Hope Street, 48th Floor
                    Los Angeles, CA 90071
                    Attention: John D. Hussey, Esquire

     16.  Binding Agreement; Assignment; Amendment.  This Guaranty and the
          ----------------------------------------
terms, covenants and conditions hereof shall be binding upon and inure to the benefit of each Guarantor, Lender and their respective successors and assigns, except that no Guarantor shall be permitted to transfer, convey or assign this Guaranty or any right or obligation hereunder without the prior written consent of Lender (and any attempt to do so shall be void). Lender may assign its interest hereunder in whole or in part. Neither this Guaranty nor any provision hereof may be amended, modified, waived, discharged or terminated except by an instrument in writing duly signed by or on behalf of Lender.

     17.  Counterparts.  This Guaranty may be executed in any number of
          ------------
counterparts and any party hereto may execute any counterpart, each of which when executed and delivered shall be deemed to be an original and all of which, taken together, shall be deemed to be but one and the same instrument. The execution and delivery of this Guaranty by any

Guarantor shall be effective regardless of whether any other Guarantor has executed this or any other copy of this Guaranty.

     18.  Severability.  In the event that any right or remedy of Lender
          ------------
hereunder is held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other right or remedy granted hereunder.

     19.  Governing Law.  This Guaranty shall be governed by, and construed and
          -------------
enforced in accordance with, the laws of the State of California.

     20.  Civil Code Section 2822.  In the event that, at any time and for any
          -----------------------
reason, any Guarantor's liability with respect to any obligation guaranteed constitutes only a portion of the applicable obligation, each Guarantor hereby waives any right it might otherwise have under Section 2822 of the California Civil Code to have Borrower designate the portion of any such obligation to be satisfied in the event that Borrower provides partial satisfaction of such obligation. Each Guarantor acknowledges and agrees that Borrower may already have agreed with Lender, or may hereafter agree, that in any such event the designation of the portion of the obligation to be satisfied shall, to the extent not expressly made by the terms of the Loan Documents, be made by Lender rather than Borrower.

     21.  Joint and Several Liability.  All obligations of Guarantors under this
          ---------------------------
Guaranty shall constitute the joint and several liability of each Guarantor.

     22.  Miscellaneous.  Whenever the context requires, all terms used herein
          -------------
in the singular shall be construed in the plural and vice versa, and each gender shall include each other gender. The term "Borrower" shall mean both the named Borrower and any other Person at any time and from time to time assuming or otherwise becoming primarily liable on all or any part of the Indebtedness. Section headings in this Guaranty are included for convenience of reference only and are not a part of this Guaranty for any other purpose.

     23.  Married Persons.  Any married person who signs this Guaranty hereby
          ---------------
agrees that recourse may be had against his or her separate property, and against any community property in which he or she has an interest, for all of his or her obligations hereunder.

                                 [END OF TEXT]

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the date first written above.



                                  _____________________________________________
                                  Darioush Khaledi


                                  _____________________________________________
                                  Shahpar Khaledi


                                  _____________________________________________
                                  Darioush Khaledi, as trustee of the Khaledi
                                  Family Trust under declaration of Trust dated May 17, 1995

                                  K.V. PROPERTY COMPANY


                                  _____________________________________________
                                  By:
                                  Its:



                                  _____________________________________________
                                  Parviz Vazin


                                  _____________________________________________
                                  Vida Vazin